                            RALCORP HOLDINGS, INC.
                 UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Ralcorp was organized for the purpose of effecting the Spin-Off and the Merger and has operated as an independent company only since January 31, 1997. The Ralcorp historical financial information presented in the "Ralcorp Historical" column of the unaudited pro forma combined statements of earnings for the nine months ended June 30, 1997 and year ended September 30, 1997 reflect four months, October 1, 1996 through January 31, 1997, during which the various spun-off businesses operated as divisions or subsidiaries of Old Ralcorp. These historical financial statements include the results of operations of the branded cereal and snack businesses (the Branded Business), which Ralcorp sold to General Mills on January 31, 1997 and the Resort Operations, which Ralcorp sold to Vail Resorts, Inc. on January 3, 1997. In addition, on July 29, 1998, the Company announced the planned sale of its branded baby food subsidiary (Beech-Nut) to the Milnot Company. Historical financial information presented in the "Ralcorp Historical" column of the unaudited pro forma combined statements of earnings for the nine month periods ended June 30, 1998 and 1997 and year ended September 30, 1997 and unaudited pro forma combined balance sheet at June 30, 1998 reflect operating results and financial position including Beech-Nut. The "Ralcorp Historical" column in the unaudited pro forma combined statement of earnings for the nine months ended June 30, 1998 already reflects the dispositions of the Branded Business and Resort Operations. Therefore, the historical financial statements for all periods shown do not reflect the combined results of operations or financial position that would have existed had Ralcorp operated independently and without Beech-Nut. The unaudited pro forma information may not necessarily reflect future results of operations or what the results of operations would have been had the formation of Ralcorp, exclusive of Beech-Nut, and its related businesses occurred at the beginning of the periods shown.

The pro forma combined statements of earnings for the nine month period ended June 30, 1997 and year ended September 30, 1997 presents the combined results of Ralcorp's operations assuming that the sales of the Branded Business and the Resort Operations and the intended sale of Beech-Nut had occurred as of October 1, 1996. The pro forma combined statement of earnings for the nine month period ended June 30, 1998 presents the combined results of Ralcorp's operations assuming that the intended sale of Beech-Nut had occurred as of October 1, 1997. These statements of earnings have been prepared by adjusting the historical information for the effect of costs and expenses and the recapitalization which might have occurred had the Spin-Off, the sale of the Resort Operations and intended sale of Beech-Nut occurred at the beginning of fiscal 1997 and, as appropriate, had the intended sale of Beech-Nut solely occurred at the beginning of fiscal 1998.

The pro forma combined balance sheet at June 30, 1998 presents the combined financial position of Ralcorp assuming the intended sale of Beech-Nut had occurred at that date. At June 30, 1998, the historical balance sheet already reflects the Branded Business and Resort Operations sales. This balance sheet data has been prepared by adjusting the historical balance sheet for the effect of assets, liabilities and recapitalization which might have occurred had the intended sale of Beech-Nut occurred on June 30, 1998.

The "Branded Business," "Resort Operations" and "Beech-Nut Operations" columns in the pro forma combined statements of earnings represent the combined historical results of operations of the Branded Business, the consolidated historical operating results of the Resort Operations and the consolidated historical operating results of Beech-Nut, respectively. The "Beech-Nut" column in the pro forma combined balance sheet at June 30, 1998 represents the specific assets and liabilities related to Beech-Nut that the Company anticipates will be acquired by Milnot after closing this sale transaction.

Please read the notes to the respective unaudited pro forma combined financial statements, following each statement, for a discussion of adjustments made to the historical financial information in order to calculate the Ralcorp pro forma financial information.





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

                                                    RALCORP HOLDINGS, INC.
                                     UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS
                                        (in millions except share and per share data)
                                               Nine Months Ended June 30, 1998


                                                                                        Pro Forma
                                                    Ralcorp      Beech-Nut             Adjustments                Pro Forma
                                                                              ----------------------------
                                                   Historical    Operations       Debit            Credit          Ralcorp
                                                  ------------  ------------  -------------       --------       -----------
Net Sales                                         $     427.6   $     (96.9)                                     $    330.7
                                                  ------------  ------------                                     -----------

Costs and Expenses
  Cost of products sold                                 277.9         (49.8)                                          228.1
  Selling, general and administrative                    74.5         (17.6)  $         .8   (a)                       57.7
  Advertising and promotion                              43.3         (29.1)                                           14.2
  Interest expense, net                                   (.1)                                    $   2.6   (b)        (2.7)
  Equity earnings in Vail Resorts                       (13.9)                                                        (13.9)
                                                  ------------                                                   -----------
                                                        381.7         (96.5)           (.8)           2.6             283.4
                                                  ------------  ------------  -------------       --------       -----------
Earnings before Income Taxes                             45.9           (.4)           (.8)          (2.6)             47.3
Income Taxes                                             17.4           (.2)           (.7)  (c)                       17.9
                                                  ------------  ------------  -------------                      -----------
Net Earnings                                      $      28.5   $       (.2)  $       (1.5)       $  (2.6)       $     29.4
                                                  ============  ============  =============       ========       ===========

Basic Earnings per Common Share(d)                $       .87                                                    $      .90
                                                  ============  ============  =============       ========       ===========

Diluted Earnings per Common Share(d)              $       .86                                                    $      .89
                                                  ============  ============  =============       ========       ===========

Weighted Average Shares Outstanding - Basic(d)           32.8                                                          32.8
Weighted Average Shares Outstanding - Diluted(d)         33.2                                                          33.2

Notes to Unaudited Pro Forma Combined Statement of Earnings for Nine Months Ended June 30, 1998
(a)  To reflect the fixed costs (i.e., information systems, general administrative and corporate overhead) included in the historical results of operations of Beech-Nut absorbed by Ralcorp with the intended sale of Beech-Nut.
(b)  Interest income shown of $2.7 million for the nine months ended June 30, 1998, reflects residual interest earned on short term investments.
(c)  To reflect the tax effect of the pro forma adjustments shown at an effective rate of 38%.
(d)  The weighted average number of shares used to compute Ralcorp earnings per share (basic and diluted) is based on the weighted average number of Ralcorp common shares outstanding (basic and diluted) during the nine months ended
     June 30, 1998.

                                                   RALCORP HOLDINGS, INC.
                                         PRO FORMA COMBINED STATEMENT OF EARNINGS
                                       (in millions except share and per share data)
                                          Twelve Months Ended September 30, 1997

                                                                                                          Pro Forma
                                                    Ralcorp      Branded       Resort      Beech-Nut     Adjustments
                                                                                                        -------------
                                                   Historical    Business    Operations    Operations       Debit
                                                  ------------  ----------  ------------  ------------  -------------
Net Sales                                         $     739.7   $  (172.5)  $     (33.1)  $    (151.0)
                                                  ------------  ----------  ------------  ------------

Costs and Expenses
  Cost of products sold                                 425.2       (43.4)        (27.5)        (79.4)  $        1.4   (a)
  Selling, general and administrative                   126.5       (20.9)         (3.5)        (23.4)           6.6   (a)
  Advertising and promotion                             138.6       (78.1)         (1.8)        (41.0)
  Interest expense, net                                   7.9        (1.4)         (2.8)
  Gain on Branded Sale                                 (515.4)                                                 515.4   (f)
  Restructuring charge                                   19.7           -
  Equity earnings in Vail Resorts                        (4.7)
                                                  ------------
                                                        197.8      (143.8)        (35.6)       (143.8)         523.4
                                                  ------------  ----------  ------------  ------------  -------------
Earnings before Income Taxes                            541.9       (28.7)          2.5          (7.2)        (523.4)
Income Taxes                                             10.4       (11.2)          1.0          (2.8)
                                                  ------------  ----------  ------------  ------------
Net Earnings                                      $     531.5   $   (17.5)  $       1.5   $      (4.4)  $     (523.4)
                                                  ============  ==========  ============  ============  =============

Basic Earnings per Common Share(e)                $     16.11
                                                  ============

Diluted Earnings per Common Share(e)              $     16.01
                                                  ============

Weighted Average Shares Outstanding - Basic(e)           33.0
Weighted Average Shares Outstanding - Diluted(e)         33.2


                                                  Pro Forma
                                                 Adjustments      Pro Forma
                                                 -----------
                                                   Credit          Ralcorp
                                                 -----------     -----------
Net Sales                                                        $    383.1
                                                                 -----------

Costs and Expenses
  Cost of products sold                                               276.3
  Selling, general and administrative             $   3.3   (g)        82.0
  Advertising and promotion                                            17.7
  Interest expense, net                               7.4   (c)        (3.7)
  Gain on Branded Sale                                                    -
  Restructuring charge                               15.1   (h)         4.6
  Equity earnings in Vail Resorts                     2.3   (b)        (7.0)
                                                  --------       -----------
                                                     28.1             369.9
                                                  --------       -----------
Earnings before Income Taxes                        (28.1)             13.2
Income Taxes                                         (7.7)  (d)         5.1
                                                  --------       -----------
Net Earnings                                      $ (20.4)       $      8.1
                                                  ========       ===========

Basic Earnings per Common Share(e)                               $      .25
                                                                 ===========

Diluted Earnings per Common Share(e)                             $      .24
                                                                 ===========

Weighted Average Shares Outstanding - Basic(e)                         33.0
Weighted Average Shares Outstanding - Diluted(e)                       33.2

Notes to Unaudited Pro Forma Combined Statement of Earnings for the Year Ended September 30, 1997
(a)  To reflect the fixed costs (i.e., fixed manufacturing, information systems, general administrative and corporate overhead) included in the combined historical results of operations of the Branded Business and Beech-Nut absorbed by Ralcorp with the sale of the Branded Business and the intended sale of Beech-Nut.
(b)  To reflect Ralcorp's equity earnings in Vail Resorts.  The equity earnings include $1.9 million for the year ended
     September 30, 1997, of amortization income.  The amortization income is the result of the basis difference between the net book value of the Resort Operations' net assets contributed to Vail Resorts and Ralcorp's approximate
     22.6% equity interest in Vail Resorts' net assets. This basis difference is being amortized ratably over 20 years.
(c)  To reduce interest expense due to General Mills assuming $215.0 million of Ralcorp debt upon the sale of the
     Branded Business.  Interest income shown of $3.7 million for the year ended September 30, 1997, reflects residual interest earned on short term investments.
(d)  To reflect the tax effect of the pro forma adjustments shown at an effective rate of 38%.
(e)  The weighted average number of shares used to compute Ralcorp earnings per share (basic and diluted) is based on the weighted average number of Ralcorp common shares outstanding (basic and diluted) during the year ended
     September 30, 1997.
(f)  To eliminate the tax-free gain on sale of the Branded Business.
(g)  To eliminate certain expenses incurred directly as a result of the Branded Business and Resort Operations sale transactions.
(h)  To eliminate the amount of the second quarter of fiscal 1997 restructuring charge that was specifically related to the sale of the Branded Business.


                                                   RALCORP HOLDINGS, INC.
                                         PRO FORMA COMBINED STATEMENT OF EARNINGS
                                       (in millions except share and per share data)
                                              Nine Months Ended June 30, 1997

                                                                                                          Pro Forma
                                                    Ralcorp      Branded       Resort      Beech-Nut     Adjustments
                                                                                                        -------------
                                                   Historical    Business    Operations    Operations       Debit
                                                  ------------  ----------  ------------  ------------  -------------
Net Sales                                         $     595.0   $  (172.5)  $     (33.1)  $    (118.3)
                                                  ------------  ----------  ------------  ------------

Costs and Expenses
  Cost of products sold                                 328.4       (43.4)        (27.5)        (62.3)  $        1.4   (a)
  Selling, general and administrative                   101.8       (20.9)         (3.5)        (17.8)           6.5   (a)
  Advertising and promotion                             125.0       (78.1)         (1.8)        (30.6)
  Interest expense, net                                   8.1        (1.4)         (2.8)
  Gain on Branded Sale                                 (516.5)                                                 516.5   (f)
  Restructuring charge                                   23.0           -
  Equity earnings in Vail Resorts                        (7.9)
                                                  ------------
                                                         61.9      (143.8)        (35.6)       (110.7)         524.4
                                                  ------------  ----------  ------------  ------------  -------------
Earnings before Income Taxes                            533.1       (28.7)          2.5          (7.6)        (524.4)
Income Taxes                                              6.5       (11.2)          1.0          (2.8)
                                                  ------------  ----------  ------------  ------------
Net Earnings                                      $     526.6   $   (17.5)  $       1.5   $      (4.8)  $     (524.4)
                                                  ============  ==========  ============  ============  =============

Basic Earnings per Common Share(e)                $     15.98
                                                  ============

Diluted Earnings per Common Share(e)              $     15.86
                                                  ============

Weighted Average Shares Outstanding - Basic(e)           33.0
Weighted Average Shares Outstanding - Diluted(e)         33.2


                                                  Pro Forma
                                                 Adjustments      Pro Forma
                                                 -----------
                                                   Credit          Ralcorp
                                                 -----------     -----------
Net Sales                                                        $    271.1
                                                                 -----------

Costs and Expenses
  Cost of products sold                                               196.6
  Selling, general and administrative             $   3.3   (g)        62.8
  Advertising and promotion                                            14.5
  Interest expense, net                               6.6   (c)        (2.7)
  Gain on Branded Sale                                                    -
  Restructuring charge                               18.4   (h)         4.6
  Equity earnings in Vail Resorts                     2.3   (b)       (10.2)
                                                  --------       -----------
                                                     30.6             265.6
                                                  --------       -----------
Earnings before Income Taxes                        (30.6)              5.5
Income Taxes                                         (8.5)  (d)         2.0
                                                  --------       -----------
Net Earnings                                      $ (22.1)       $      3.5
                                                  ========       ===========

Basic Earnings per Common Share(e)                               $      .11
                                                                 ===========

Diluted Earnings per Common Share(e)                             $      .11
                                                                 ===========

Weighted Average Shares Outstanding - Basic(e)                         33.0
Weighted Average Shares Outstanding - Diluted(e)                       33.2

Notes to Unaudited Pro Forma Combined Statement of Earnings for the Nine Months Ended June 30, 1997

(a)  To reflect the fixed costs (i.e., fixed manufacturing, information systems, general administrative and corporate overhead) included in the combined historical results of operations of the Branded Business and Beech-Nut absorbed by Ralcorp with the sale of the Branded Business and the intended sale of Beech-Nut.
(b)  To reflect Ralcorp's equity earnings in Vail Resorts.  The equity earnings include $1.0 million for the nine months ended June 30, 1997, of amortization income.  The amortization income is the result of the basis difference between the net book value of the Resort Operations' net assets contributed to Vail Resorts and Ralcorp's approximate 22.6%
     equity interest in Vail Resorts' net assets.  This basis difference is being amortized ratably over 20 years.
(c)  To reduce interest expense due to General Mills assuming $215.0 million of Ralcorp debt upon the sale of the
     Branded Business.  Interest income shown of $2.7 million for the nine months ended June 30, 1997, reflects residual interest earned on short term investments.
(d)  To reflect the tax effect of the pro forma adjustments shown at an effective  rate  of  38%.
(e)  The weighted average number of shares used to compute Ralcorp earnings per share (basic and diluted) is based on the weighted average number of Ralcorp common shares outstanding (basic and diluted) during the nine months ended
     June 30, 1997.
(f)  To eliminate the tax-free gain on sale of the Branded Business.
(g)  To eliminate certain expenses incurred directly as a result of the Branded Business and Resort Operations sale transactions.
(h)  To eliminate the amount of the second quarter of fiscal 1997 restructuring charge that was specifically related to the sale of the Branded Business.

                                                   RALCORP HOLDINGS, INC.
                                              Pro Forma Combined Balance Sheet
                                                        (in millions)
                                                        June 30, 1998

                                                                               Pro Forma
                                              Ralcorp                         Adjustments                Ralcorp
                                                                      --------------------------
                                             Historical   Beech-Nut      Debit           Credit         Pro Forma
                                            ------------  ----------  ------------       -------       -----------
ASSETS
Current Assets
  Cash and cash equivalents                 $       2.6   $        -  $       68.0  (a)  $   1.2  (b)  $     69.4
  Receivables, less allowance for doubtful
   accounts                                        39.8         10.4                                         29.4
  Inventories                                      76.3         31.1                                         45.2
  Prepaid expenses                                  9.4           .3                          .9  (c)         8.2
                                            ------------  ----------  ------------       -------       -----------
    Total Current Assets                          128.1         41.8          68.0           2.1            152.2
                                            ------------  ----------  ------------       -------       -----------

Investments and Other Assets                      124.0                                                     124.0
                                            ------------  ----------  ------------       --------      -----------
Deferred income taxes                               6.2                                                       6.2
                                            ------------  ----------  ------------       --------      -----------

Property at Cost                                  273.2         39.8                          .8  (d)       232.6
  Accumulated depreciation                        119.8         22.0                                         97.8
                                            ------------  ----------  ------------       -------       -----------
                                                  153.4         17.8             -            .8            134.8
                                            ------------  ----------  ------------       -------       -----------
      Total                                 $     411.7   $     59.6  $       68.0       $   2.9       $    417.2
                                            ============  ==========  ============       =======       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Current maturities of long-term debt      $         -   $        -  $          -       $     -       $        -
  Accounts payable                                 27.5          2.3                         6.3  (e)        31.5
  Other current liabilities                        30.0          3.3           1.1  (f)                      25.6
                                            ------------  ----------  ------------       -------       -----------
    Total Current Liabilities                      57.5          5.6           1.1           6.3             57.1
                                            ------------  ----------  ------------       -------       -----------

Long-Term Debt                                     10.7            -             -             -             10.7
                                            ------------  ----------  ------------       -------       -----------
Other Liabilities                                  36.5          3.5            .9  (c)                      32.1
                                            ------------  ----------  ------------       -------       -----------
Shareholders' Equity
  Common stock                                       .3                                                        .3
  Capital in excess of par value                  110.1                                                     110.1
  Retained earnings                               204.8                                     10.3  (g)       215.1
  Common stock in treasury, at cost                (8.2)                                                     (8.2)
                                            ------------  ----------  ------------       -------       -----------
    Total Shareholders' Equity                    307.0            -             -          10.3            317.3
                                            ------------  ----------  ------------       -------       -----------
      Total                                 $     411.7   $      9.1  $        2.0       $  16.6       $    417.2
                                            ============  ==========  ============       =======       ===========

Notes  to  Unaudited  Pro  Forma  Combined  Balance  Sheet  at  June  30,  1998

(a)  To  reflect  the  cash  proceeds  of  the  Beech-Nut  sale  transaction.
(b)  To  reflect  payment  of  transaction  costs  related  to  the  Beech-Nut  sale  transaction.
(c)  To  reflect  the  write  off  of  the  current  and  deferred  tax  assets  and  liabilities  associated with  the  specific  assets  and  liabilities  to  be  sold  in  the  Beech-Nut  sale  transaction.
(d)  To  reflect  fair  value  of  assets  on  the  records  of  Ralcorp to be sold as part of the Beech-Nut sale.
(e)  To  reflect  estimated  taxes  payable  on  net  cash  proceeds.
(f)  To  adjust  amount  of  certain  liabilities  retained  by  Ralcorp.
(g)  To  record  the  estimated  gain  on  sale  of  the  Beech-Nut  baby  food  subsidiary.